SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:




[_] Preliminary Proxy Statement             [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                  Commission Only (as permitted by
[_] Definitive Additional Materials             Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
    (ss.)240.14a-11(c) or (ss.)240.14a-12


                                Buckhead America Corporation
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction: 5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            NOTICE OF ANNUAL MEETING
                               AND PROXY STATEMENT

                            ------------------------

                          BUCKHEAD AMERICA CORPORATION
                            ------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2001




                                     [LOGO]

                              7000 CENTRAL PARKWAY
                                    SUITE 850
                             ATLANTA, GEORGIA 30328


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001



TO THE STOCKHOLDERS OF
BUCKHEAD AMERICA CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BUCKHEAD AMERICA CORPORATION ("Buckhead") will be held at the Central Park Conference Center, 7000 Central Parkway, Suite 354, Atlanta, Georgia 30328 on May 24, 2001 at 11:30 a.m. (E.D.T.), for the following purposes:

     1.   To elect six  directors  to serve  until the next  annual  meeting  of
          stockholders   and  until  their   successors  are  elected  and  have
          qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The proxy statement dated April 24, 2001, is attached. Only record holders of Buckhead's common stock at the close of business on April 16, 2001, will be eligible to vote at the meeting.

     If you are not able to attend the meeting, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                                  By Order of the Board of Directors:


                                  /s/ Robert B. Lee

                                  ROBERT B. LEE
                                  Secretary

Date: April 24, 2001

     A copy of the Annual Report to Stockholders of Buckhead America Corporation for the year ended December 31, 2000 containing financial statements is enclosed.

                                     [LOGO]

                              7000 CENTRAL PARKWAY
                                    SUITE 850
                             ATLANTA, GEORGIA 30328

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 24, 2001


                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Buckhead America Corporation, a Delaware corporation ("Buckhead") of proxies for use at the 2001 Annual Meeting of Stockholders to be held on May 24, 2001 at 11:30 a.m. (E.D.T.), at the Central Park Conference Center, 7000 Central Parkway, Suite 354, Atlanta, Georgia 30328.

     This proxy statement and the accompanying form of proxy are being first mailed to stockholders on or about May 1, 2001 The stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of Buckhead a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute revocation of a proxy. Any proxy which is not revoked will be voted at the annual meeting in accordance with the stockholder's instructions. If a stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the annual meeting.

     Proxies will be solicited from Buckhead's stockholders by mail. Buckhead will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. Buckhead may employ a proxy solicitation firm to solicit proxies in connection with the annual meeting and Buckhead estimates that the fee payable for such services will be less than $10,000. It is possible that directors, officers and regular employees of Buckhead may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of Buckhead will receive no additional compensation for any such further solicitation.

     Only stockholders of record of Buckhead's common stock at the close of business on April 16, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the annual meeting. On the Record Date, Buckhead had outstanding a total of 1,970,779 shares of common stock, excluding a total of 143,102 shares of treasury stock held by Buckhead, which are not entitled to vote. Each such share will be entitled to one vote, non-cumulative, on each matter to be considered at the annual meeting. A majority of the outstanding shares of common stock, present in person or represented by proxy at the annual meeting, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by Buckhead to act as election inspectors for the meeting. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

     Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the six nominees receiving the highest vote totals will be elected as directors of Buckhead at the annual meeting. It is expected that shares beneficially held by officers and directors of Buckhead, which in the aggregate represent approximately 36.0% of the outstanding shares of common stock, will be voted in favor of each proposal. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of Buckhead recommends a vote FOR the election of each of the nominees named below for election as director.

ELECTION OF DIRECTORS

     The proxy holders intend to vote FOR election of the nominees named below as directors of Buckhead, unless otherwise specified in the proxy. Directors of Buckhead elected at the annual meeting to be held on May 24, 2001 will hold office until the next annual meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.

     The name and age of each nominee, his principal occupation, and the period during which such person has served as a director are set forth below:

                              SERVICE AS
NAME OF NOMINEE        AGE    DIRECTOR        POSITION
---------------        ---    --------        --------

Douglas C. Collins     48     Since 1995      Chairman of the Board of Directors, President, Chief
                                              Executive Officer and Treasurer
Robert B. Lee          46     Since 1997      Senior Vice President, Chief Financial Officer, Secretary
                                              and Director
David C. Glickman      38     Since 1999      Director
David B. Mumford       42     Since 1999      Director
William K. Stern       75     Since 1992      Director
Steven A. Van Dyke     41     Since 1997      Director

     Douglas C. Collins. Mr. Collins became President and Chief Executive Officer of Buckhead in December 1992, became a director of Buckhead in May 1995 and became Chairman of the Board of Directors in March 1999. Prior to joining Buckhead, Mr. Collins served as President of Days Inns from February 1992 through September 1992 and Director of Days Inns from September 1992 through November 1992. Mr. Collins served as Senior Vice President and Chief Financial Officer of Days Inns from August 1990 through February 1992, after serving as President of Imperial Hotels Corporation, a hotel chain owner and operator, from April 1988 until May 1990. Mr. Collins joined Imperial Hotels Corporation in August, 1980, serving as Vice President of Finance and Development from June 1984 to April 1988.

     Robert B. Lee. Mr. Lee became Secretary of Buckhead in December 1992 and became Vice President and Chief Financial Officer in July 1993. Mr. Lee was named Senior Vice President of Buckhead in May 1996 and became a director in June 1997. Prior to joining Buckhead, Mr. Lee served as the Corporate Controller of Days Inns from October 1990 until December 1992. Prior to that, Mr. Lee functioned in numerous capacities up to senior manager in the accounting and audit practice of KPMG LLP from December 1979 to October 1990.

     David C. Glickman. Mr. Glickman became a director of Buckhead in 1999. He is a Senior Vice President and Partner of Roulston & Company, a firm which provides financial management services to individuals and institutions, and until March 1999, he was an Associate Director with Bear Stearns & Co., Inc., an investment banking firm, and had served in that capacity for more than the last five years.

     David B. Mumford. Mr. Mumford became a director of Buckhead in 1999. He is the President of Mumford Company, Inc., a national leader in the brokerage of hotel real estate, and has served in that capacity for more than the last five years.

     William K. Stern. Mr. Stern became a director of Buckhead in 1992. He has over forty-five years of experience in the hospitality industry. He served as Vice President of Loews Hotels and as President of Loews Representation International, Inc. ("LRI"), a separate division of Loews Hotels. In 1987, Mr. Stern established "The Grande Collection of Hotels," a deluxe division of LRI. Mr. Stern also served as the Chief Executive Officer of the Grande Collection division. Mr. Stern has been the owner of Stern Services International, a hotel consulting company, since 1992.

     Steven A. Van Dyke. Mr. Van Dyke became a director of Buckhead in 1997. Mr. Van Dyke is the President and Chief Executive Officer of Bay Harbour Management, L.C. ("Bay Harbour"), formerly known as Tower Investment Group, Inc. and has served in that capacity for more than the last five years. Bay Harbour is an investment advisor and manages multimillion dollar private equity and debt funds.


                    INFORMATION ABOUT THE BOARD OF DIRECTORS

     MEETINGS OF THE BOARD OF DIRECTORS--During 2000 there were four meetings of the Board of Directors. Each incumbent director attended at least 75% of all meetings of the Board of Directors.

     DIRECTOR COMPENSATION--All non-employee directors of the Board of Directors of Buckhead are paid an annual fee of $12,000 for service on the Board of Directors and a fee of $750 for each Board meeting attended. Directors are entitled to reimbursement of their traveling costs and other out-of-pocket expenses incurred in attending Board and Committee meetings.

     All non-employee directors serve on all standing committees, such as audit, nominations and compensation. Functions normally addressed by such committees are conducted at regularly scheduled and special meetings of the entire Board of Directors.

     The Board of Directors formed an Audit Committee in May, 2000. The Audit Committee is responsible for (i) reviewing the Company's financial results and the scope and results of audits; (ii) evaluating the Company's system of internal controls and meeting with independent public accountants and appropriate Company financial personnel concerning the Company's system of internal controls; (iii) recommending to the Board of Directors the appointment of the independent public accountants; and (iv) evaluating the Company's financial reporting activities and the accounting standards and principles followed. The current members of the Audit Committee are David C. Glickman, David B. Mumford, William K. Stern and Steven A. Van Dyke. During 2000, the Audit Committee held two meetings and also took action by written consent.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     The Board of Directors maintains an Audit Committee comprised of four of the Company's outside directors. The Board of Directors and the Audit Committee believes that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition as currently in effect, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14). The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as Appendix A hereto.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with Securities and Exchange Commission.

                    AUDIT COMMITTEE
                    ---------------
                    David C. Glickman
                    David B. Mumford
                    William K. Stern
                    Steven A. Van Dyke

     The Company incurred the following fees for services performed by KPMG LLP in 2000:

AUDIT FEES

     Fees for the year 2000 audit and the review of Forms 10-Q in 2000 were $133,000 of which an aggregate amount of $64,000 had been billed through December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEE

     KPMG LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2000.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by KPMG LLP for the year ended December 31, 2000 were less than $5,000.

     The Audit Committee considered whether the payments made to its independent accountants for non-audit services for 2000 are compatible with maintaining such auditors' independence.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by Buckhead to the Chief Executive Officer, and the other executive officers whose salary and bonus for 2000 exceeded $100,000 ("Named Executive Officers") for the years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE
                                                                                    Long Term
                                                                                   Compensation
                                                                  Annual              Awards
                                                               Compensation         Securities
                                                            ---------------------   Underlying
      Name and Principal                Year Ended           Salary      Bonus        Options/           All Other
      Position                          December 31            ($)         ($)        SARs (#)        Compensation($)
      --------------------------     ----------------       ---------   ---------  ----------------   ----------------

       Douglas C. Collins                     2000         $  280,000     74,662      20,000 (b)      $    9,133 (c)
           Chief Executive                    1999            260,000    158,265      17,000               8,600
           Officer                            1998            250,000    110,470      18,000              14,000

       Ronald L. Devine(a)                    2000            243,150     20,394      10,000 (b)           3,314 (d)
           Former President -                 1999            121,866     34,368       8,000               8,532
           Lodge Keeper                       1998            111,481     24,572       9,000               5,000

       Robert B. Lee                          2000            130,500     15,811      13,000 (b)           3,292 (d)
           Chief Financial                    1999            121,275     39,868      11,000               8,531
           Officer                            1998            115,500     25,457      12,000               9,000

       Chetan N.Patel                         2000             86,000     35,000       7,000 (b)           1,569 (d)
           Chief Operating                    1999             72,500     40,000       3,000               2,200
           Officer - Country                  1998             64,167     70,923       3,000               3,377
           Hearth Inns

(a) Mr. Devine's employment with Buckhead terminated in November, 2000. Mr. Devine's 2000 salary includes severance of $125,500 paid pursuant to his employment agreement.

(b)  See "Option Grants Table."

(c) Employer's portion of 401(k) contribution ($4,133) and non-qualified deferred compensation plan ($5,000).

(d)  Employer's portion of 401(k) contribution.

OPTION GRANTS TABLE

     The following table sets forth the number of shares of common stock underlying options granted to the named executive officers during the year ended December 31, 2000. No stock appreciation rights were granted.

                                                    OPTION GRANTS IN 2000
                                                      INDIVIDUAL GRANTS

                                                                       INDIVIDUAL GRANTS
                                 -------------------------------------------------------------------------------------
                                     Number of
                                    Securities        % of Total Options
                                    Underlying            Granted to             Exercise
                                     Options          Employees in Fiscal         Price
         Name                        Granted(#)              Year               ($/share)(1)      Expiration Date
         ---------------------   ------------------   -------------------       ------------    -----------------------

         Douglas C. Collins          20,000                 24.4%               $   5.00          May 25, 2010

         Ronald L. Devine            10,000                 12.2%               $   5.00          May 25, 2010

         Robert B. Lee               13,000                 15.9%               $   5.00          May 25, 2010

         Chatan N. Patel              7,000                  8.9%               $   5.00          May 25, 2010



(1)  The exercise price was fixed as the market price at the date of grant.

(2) The options vest and become exercisable in three equal, annual installments of 33-1/3% each on (i) the grant date, (ii) the first anniversary of the grant date, and (iii) the second anniversary of the grant date, and have a term expiring ten years from the date of grant.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth the number and year-end value of unexercised options granted to the Named Executive Officers as of December 31, 2000. No options were exercised by the Named Executive Officers during 2000.

                                 2000 YEAR-END OPTION VALUES

                          Number of Shares of           Value of Unexercised
                        Common Stock Underlying        In-the-Money Options at
                        Unexercised Options at                  Year-
                             Year-End (#)                    End ($)(1)
                      ----------------------------     -------------------------
Name                   Exercisable/Unexercisable       Exercisable/Unexercisable
------------------    ----------------------------     -------------------------
Douglas C. Collins        89,000        19,000         $  5,550             0
Robert B. Lee             46,666        12,334            1,850             0
Chetan N. Patel           12,333         5,667                0             0


(1) Calculated based on the $3.625 closing sale price on The Nasdaq Stock Market of the underlying securities on December 31, 2000.

                              EMPLOYMENT AGREEMENTS

     Douglas C. Collins. Buckhead has entered into an employment contract with Mr. Collins for a term which expires in July 2002. If the contract is terminated by Buckhead prior to the end of its term, other than for cause and within twelve months following a change-in-control (generally, acquisition of control of over 50% of the common stock or a change in a majority of the board of directors), Mr. Collins shall be entitled to the greater of his annual salary (as defined) payable through the end of his employment term and one-half of his annual salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Collins would be entitled to a payment of $703,047.

     If Mr. Collins terminates his contract between 90 and 120 days following a change-in-control or within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of his annual salary through the end of his employment term, and one-half of his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Collins would be entitled to a payment of $222,015.

     If Mr. Collins' employment is otherwise terminated without cause before the expiration of his employment term, Buckhead must pay him an amount equal to his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Collins would be entitled to a payment of $444,030.

     Robert B. Lee. Buckhead has entered into an employment contract with Mr. Lee for a term which expires in July 2002. If the contract is terminated by Buckhead prior to the end of its term, other than for cause and within twelve months following a change-in-control, Mr. Lee shall be entitled to the greater of his annual salary (as defined) payable through the end of his employment term and one-half of his annual salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Lee would be entitled to a payment of $299,892.

     If Mr. Lee terminates his contract between 90 and 120 days following a change-in-control or within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of his annual salary through the end of his employment term, and one-half of his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Lee would be entitled to a payment of $94,703.

     If Mr. Lee's employment is otherwise terminated without cause before the expiration of his employment term, Buckhead must pay him an amount equal to his annual salary for the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Lee would be entitled to a payment of $189,406.

     Chetan N. Patel. Buckhead has entered into an employment contract with Mr. Patel for a term which expires in May 2003. If the contract is terminated by Buckhead prior to the end of its term, other than for cause and within twelve months following a change-in-control, Mr. Patel shall be entitled to the greater of his annual base salary payable through the end of his employment term and one-half of his annual base salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Patel would be entitled to a payment of $207,833.

     If Mr. Patel terminates his contract between 90 and 120 days following a change-in-control or within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of his annual base salary through the end of his employment term, and one-half of his annual base salary for the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Patel would be entitled to a payment of $43,000.

     If Mr. Patel's employment is otherwise terminated without cause before the expiration of his employment term, Buckhead must pay him an amount equal to his annual base salary for the year in which such termination occurs. If such event occurred as of January 1, 2001, Mr. Patel would be entitled to a payment of $86,000.

BENEFIT PLANS

Employee Stock Option Plans

     Buckhead's Employee Stock Option Plans (the "Option Plans") provide for the grant of options to acquire a maximum of 520,000 shares of common stock. As of March 31, 2001, options for 61,333 shares had been exercised under the Option Plans, options for 348,000 shares were outstanding, and 110,667 shares remained available for issuance.

CERTAIN TRANSACTIONS

     In connection with the 1997 Lodge Keeper acquisition, Buckhead assumed a lease for office space in Prospect, Ohio. The lease requires annual rent payments of approximately $60,000 through 2006. Members of the immediate family of Mr. Devine, a former executive officer and director of Buckhead, own 50% of the lessor.

     Also in connection with the Lodge Keeper acquisition, Mr. Devine executed a $250,000 note payable to Buckhead for certain inventory and equipment which did not relate to Lodge Keeper's primary business. The note bore interest at 10% and was fully repaid in March, 2001.

     During 2000, 1999 and 1998, Mumford Company, Inc. earned aggregate brokerage commissions of $210,875 $63,000 and $142,313, respectively, relating to Buckhead's sale of hotel properties. Mr. Mumford, a director of Buckhead, is the President of Mumford Company, Inc.

     Buckhead has entered into various hotel lease agreements with an affiliate (the "Lessor") of Hotel-Motel Management Corporation, a beneficial holder of more than 5 percent of the common stock. As of December 31, 2000, Buckhead had advanced the Lessor a total of $765,000 in lease deposits and is committed to advance an additional $585,000. Such deposits bear interest at 8%. Five of the leased properties have been opened and Buckhead paid rent in 2000 of $375,000 and in 1999 of $220,000 to the Lessor.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires Buckhead's executive officers and directors and persons who beneficially own more than 10% of Buckhead's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Buckhead with copies of all Section 16(a) forms they file.

     Based  solely on its review of copies of forms  received  by it pursuant to
Section 16(a) of the Exchange Act, or written representations from certain reporting persons, Buckhead believes that during 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except for (1) Mr. Chetan N. Patel and Mr. William J. Selesky, each of whom filed one late Form 3, and (2) Mr. Ronald
L. Devine failed to file a Form 5 to report an exempt stock option grant.

                 OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of Buckhead's common stock as of March 31, 2001 by: (i) each person or group of affiliated persons known by Buckhead to be the beneficial owner of more than 5% of the outstanding common stock; (ii) the Named Executive Officers who beneficially own shares of Buckhead's common stock; (iii) each director and nominee for director of Buckhead; and (iv) all of Buckhead's executive officers and directors as a group. Except as otherwise indicated in the footnotes to this table, Buckhead believes that the persons named in this table have sole voting and investment power with respect to all the shares of common stock indicated.

                                                       Beneficial Ownership
                                                       as of March 31, 2001
                                                    ---------------------------
         Beneficial Owner                              Shares       Percentage
         ----------------------------------------   ----------     ------------
         Bay Harbour Management L.C.(1)..........   1,213,502            47.2%
         Hotel-Motel Management Corporation(2)...     218,200            10.8%
         Heartland Advisors, Inc.(3).............     184,600             9.2%
         Leon M. & Marsha C. Wagner(4)...........     124,181             6.2%
         NY Motel Enterprises(5).................     112,821             5.6%
         Douglas C. Collins(6)...................     120,441             5.7%
         Robert B. Lee(7)........................      68,475             3.1%
         Chetan N. Patel (8).....................      15,667              *
         David C. Glickman(9)....................      11,667              *
         David B. Mumford(10)....................      12,167              *
         William K. Stern(11)....................      59,667             2.9%
         Steven A. Van Dyke(1)...................   1,244,200            48.0%
         All officers, directors and nominees for
         directors as a group (7 persons)(12)....   1,525,776            53.9%

___________________________

* Represents beneficial ownership of less than 1%.

(1) The shares beneficially owned include 657,947 shares held by investment funds for which Bay Harbour Management L.C. ("Bay Harbour"), a registered investment advisor under the Investment Advisors Act of 1940, serves as investment advisor. Also includes an aggregate of 555,555 shares which may be acquired upon conversion of a convertible debenture held by investment funds managed by Bay Harbour. Mr. Steven A. Van Dyke is the majority stockholder, President and Chief Executive Officer of Bay Harbour, and may therefore be deemed to be the beneficial owner of the shares held by Bay Harbour. Mr. Van Dyke directly owns 8,031 shares and has the right to acquire an additional 22,667 shares within 60 days of the date of this proxy statement. The address of Bay Harbour Management L.C., is Suite 270, 777 South Harbour Island Boulevard, Tampa, FL 33602.

(2) The address of Hotel-Motel Management Corporation is 1950 North Park Place, Building 200, Suite 201, Atlanta, GA 30339.

(3) Based on Schedule 13G/A filed with the Securities and Exchange Commission on January 16, 2001. Includes shares of common stock held in investment advisory accounts of Heartland Advisors, Inc., ("Heartland"). As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class. As a result of his position and stock ownership of Heartland, Mr. William J. Nasgovitz, president and principal shareholder of Heartland, could be deemed to also beneficially own these shares. The address of Heartland and Mr. Nasgovitz is 789 North Water Street, Milwaukee, WI 53202.

(4) Mr. Wagner holds 111,036 shares directly and Ms. Wagner, his spouse, holds 13,145 shares directly. The address of the Wagners is 8 Lincoln Woods, Purchase, NY 10577

(5) The address of NY Motel Enterprises is 440 West 57th Street, New York, NY 10019.

(6) Includes 6,508 shares beneficially held by DC Hospitality, Inc., which is 85% owned by Mr. Collins and 15% owned by Mr. Lee and 101,333 shares subject to options which are currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(7) Includes 6,508 shares beneficially held by DC Hospitality, Inc., which is 15% owned by Mr. Lee and 85% owned by Mr. Collins and 54,667 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(8) Consists of 15,667 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(9) Includes options to purchase 9,667 shares which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(10) Includes options to purchase 9,667 shares which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(11) Includes options to purchase 47,667 shares which are either currently exercisable or which become exercisable within 60 days of the date of this proxy statement.

(12) Includes options to purchase 261,335 shares which are currently exercisable or which become exercisable within 60 days of the date of this proxy statement. Also includes shares beneficially owned by Bay Harbour (See Note
     (1)) and DC Hospitality, Inc. (See Note (6)).


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG LLP has been the independent certified public accountants of Buckhead since March 1993. Approval or selection of the independent certified public accountants of Buckhead is not submitted for a vote at the Annual Meeting of Stockholders. The Board of Directors of Buckhead has historically selected the independent certified public accountants of Buckhead, and the Board believes that it would be to the detriment of Buckhead and its stockholders for there to be any impediment such as selection or ratification by the stockholders to its exercising its judgment to remove Buckhead's independent certified public accountants if, in its opinion, such removal is in the best interest of Buckhead and its stockholders.

     It is anticipated that a representative from the accounting firm of KPMG LLP will be present at the annual meeting of Stockholders to answer appropriate questions and make a statement if the representative desires to do so.


                              STOCKHOLDER PROPOSALS

     Appropriate proposals of stockholders intended to be presented at Buckhead's 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by Buckhead by January 1, 2002 for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all stockholder proposals submitted outside of the stockholder proposal rules included in Rule 14a-8 promulgated under the Exchange Act must be received by Buckhead by March 17, 2002, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals which may come before the 2002 annual meeting. If the date of the next annual meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this proxy statement relates, Buckhead shall, in a timely manner, inform its shareholders of the change, and the date by which proposals of shareholders must be received.

     UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF BUCKHEAD WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 2001 ANNUAL MEETING OF SHAREHOLDERS, BUCKHEAD WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE ADDRESSED TO SECRETARY, BUCKHEAD AMERICA CORPORATION, 7000 CENTRAL PARKWAY, SUITE 850, ATLANTA, GEORGIA 30328.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                                    By Order of the Board of Directors


                                    /s/ Robert B. Lee

                                    ROBERT B. LEE
                                    Secretary

Dated:  April 24, 2001

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER
                                       OF
                          BUCKHEAD AMERICA CORPORATION


I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by maintaining a continuously functional committee of independent directors. The Audit Committee's primary focus shall involve oversight functions to support the quality and integrity of the Company's accounting and financial reporting processes generally. The Audit Committee's functions shall not necessarily be limited to accounting and financial matters. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to review the financial statements and management's discussion and analysis of financial condition and results of operations contained in the Company's Annual Report.

     o Review and appraise the audit efforts of the Company's independent public accountants.

     o    Provide an open avenue of communication  among the independent  public
          accountants,   financial  and  senior  management  and  the  Board  of
          Directors.

     o Recommend to the Board of Directors appointment of the Company's independent public accountants.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

     In fulfilling its purpose, the Audit Committee shall be an active participant in some but not all communications between management and the Company's independent public accountants. It is understood that the Audit Committee does not provide special assurances on the Company's financial statements or financial reporting, but rather serves as one among other means to promote the integrity of the Company's financial statements and financial reporting.

     In fulfilling its duties and responsibilities, the Audit Committee acknowledges the independent public accountants' ultimate accountability to the Board of Directors and the Audit Committee, as representatives of shareholders. In addition, the Audit Committee as representatives of shareholders, acknowledges that it has the ultimate authority and responsibility to select, evaluate, and where appropriate, to replace the Company's independent public accountants.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be qualified to be a member of the Audit Committee under the applicable rules set forth by the Securities and Exchange Commission and the National Association of Securities Dealers.

     The members of the Audit Committee shall be elected by the Board of Directors. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a chair by majority vote of the full Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent public accountants. The Audit Committee shall consider meeting separately with the auditors and management, and in any event shall encourage opportunities for such private communications to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee shall report on its meetings to the Board of Directors.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

     1. Review and update this Charter periodically as conditions dictate and determine whether it has satisfied its responsibilities under this Charter during the prior year.

     2. Review the Company's annual financial statements and oversee reports or other financial information submitted to the Securities and Exchange Commission, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

     3. Monitor with financial management and the independent public accountants the Company's Forms 10-Q. The Committee shall focus in this regard shall particularly include any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management. Monitoring interim reports may be conducted without formal Audit Committee meetings.

     4. Prepare a report to be included in the Company's annual Proxy Statement regarding the Audit Committee's activities, in accordance with the requirements set forth by the Securities and Exchange Commission.

Independent Public Accountants
------------------------------

     5. Recommend to the Board of Directors the selection of the independent public accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent public accountants.

     6. On an annual basis, the Committee shall ensure the receipt of, and review, a formal written statement from the independent public accountants regarding delineating all relationships between the public accountant and the Company, consistent with Independence Standards Board Standard 1 and to actively engage in a dialogue with the independent public accountants regarding any disclosed relationships or services that may impact the objectivity and independence of the public accountant and for taking, or recommending that the Board of Directors take appropriate action to oversee the independence of the public accountant.

     7. Review the performance of the independent public accountants and approve any proposed discharge when circumstances warrant in accordance with the fact that the independent public accountants are ultimately responsible to the Board of Directors and to the Audit Committee as representatives of the Company's shareholders.

     8. Periodically consult with the independent public accountants (which, in the discretion of the Committee, may occur out of the presence of management) about internal controls and the quality and accuracy of the Company's financial statements.

Financial Reporting
-------------------

     9. In consultation with the independent public accountants, monitor the integrity of the Company's financial reporting processes, both internal and external.

     10. Consider the independent public accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     11. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants and management.

Process Improvement
-------------------

     12. Following completion of the annual audit, review with each of management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent public accountants in connection with the preparation of the financial statements. 14. Review with the independent public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance
----------------------------

     15. As brought to the attention of the Audit Committee, review conflicts of interest transactions.

     16. Review the activities, organizational structure, and qualifications of the internal finance and accounting department.

     17. Review any legal matter that could have a significant impact on the Company's financial statements with the Company's counsel.

     18. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's policies.

                                     ANNEX 1

                                      PROXY
                          BUCKHEAD AMERICA CORPORATION
                              7000 CENTRAL PARKWAY
                                    SUITE 850
                             ATLANTA, GEORGIA 30328


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Douglas C. Collins and Robert B. Lee, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Buckhead America Corporation ("Buckhead") held of record by the undersigned on April 16, 2001, at the Annual Meeting of Stockholders to be held on May 24, 2001 or any adjournment thereof (the "Meeting").


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE



Vote by Telephone                           Vote by Internet

It's fast, convenient, and immediate!       It's fast, convenient, and your
Call Toll-Free on a Touch-Tone Phone        vote is immediately confirmed and
1-877-PRX-VOTE (1-877-779-8683).            posted.

Follow these four easy steps:               Follow these four easy steps:

1. Read the accompanying Proxy Statement    1. Read the accompanying Proxy
   and Proxy Card.                             Statement and Proxy Card.

2. Call the toll-free number                2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683.             http://www.eproxyvote.com/buck
                                               ------------------------------

3. Enter your 14-digit Voter Control        3. Enter your 14-digit Voter
   Number located on your Proxy Card           Control Number located on your
   Proxy Card above your name.

4. Follow the recorded instructions.        4. Follow the instructions
                                               provided.


Your vote is important!                     Your vote is important!
Call 1-877-PRX-VOTE anytime!                Go to http://www.eproxyvote.com/buck
                                            anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

Proxies voted by Telephone or Internet must be received by 3:00 P.M. EDT - May 22, 2001

[X] Please mark votes as in this example.

THE PROXIES SHALL VOTE AS SPECIFIED BY THE STOCKHOLDER, OR IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS.

1.   ELECTION OF DIRECTORS

Nominees:  (01) Douglas C. Collins, (02) David C. Glickman,  (03) Robert B. Lee,
(04) David B. Mumford, (05) William K. Stern, and (06) Stephen A. Van Dyke

FOR ALL NOMINEES  [ ]                   [ ] WITHHELD FROM ALL NOMINEES

[ ]
      --------------------------------------
      For all nominees except as noted above

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                          [  ]

     IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     (Stockholders should sign exactly as name appears on stock certificate. Where there is more than one owner each should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate.)


Signature:________________ Date:______ Signature:___________________ Date:______

                                       2

1349462